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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 17, 2000

                        MEDICAL TECHNOLOGY SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-16594                   59-2740462
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


              12920 Automobile Boulevard, Clearwater, Florida 33762
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (727) 576-6311
                                                       ---------------

                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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           This document and the  accompanying  exhibit contain  statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 5.   Other Events

     A  total  of  1,320,000   warrants  (the  "warrants")  each  of  which  was
exercisable to purchase one share of the Medical Technology Systems, Inc. (the "Company") Common Stock for $7.00 expired today.



Item 7.   Financial Statements and Exhibits

     (c)Exhibits.

         NONE

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 17, 2000


                                  MEDICAL TECHNOLOGY SYSTEMS, INC.
                                  (Registrant)

                                  By:      /s/ Michael P. Conroy
                                  ----------------------------------------------
                                  Michael P. Conroy
                                  Vice President and Chief Financial Officer